Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 100,576.88
Total Fee Amount	100,576.88
Total Transaction Valuation	656,935,866.00
Total Offset Amount	0.00
Net Fee	$ 0.00